LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

MARCH 1, 2011

SUPPLEMENT TO THE SUMMARY PROSPECTUS, DATED JANUARY 28, 2011, OF

LEGG MASON MANAGER SELECT LARGE CAP GROWTH FUND

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated January 28, 2011, as supplemented on March 1, 2011, and as may be amended or further supplemented, the fund’s statement of additional information, dated January 28, 2011, as may be amended or supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated September 30, 2010, are incorporated by reference into this Summary Prospectus.

The section titled “Principal investment strategies” of the fund’s Summary Prospectus is deleted and replaced with the following:

Under normal market conditions, the fund will invest at least 80% of its assets in equity securities of large-capitalization companies (or other financial instruments that derive their value from the equity securities of such companies). The fund generally follows a growth discipline in selecting securities.

The fund may invest up to 20% of its net assets in small- and mid- capitalization companies. The fund may also invest up to 20% of its net assets in securities of foreign companies. Further, the fund may engage in short sales of securities and other instruments. Short sales may be used to hedge or substantially offset long positions held by the fund, but also may be unrelated to any long positions held by the fund. The fund may hold no more than 25% of its net assets (taken at current market value) as required collateral for such sales at any one time. The fund may also invest in derivatives such as futures and options, to attempt to enhance its return, or to hedge its investments, among other things.

The fund utilizes a “multi-manager” approach whereby the fund’s assets are normally allocated among multiple investment strategies (each managed by a different subadviser and/or investment team) and the Legg Mason Global Asset Allocation “completion portfolio” (managed by the fund’s adviser). Each subadviser and/or investment team uses a different investment strategy that the fund’s adviser believes is generally complementary to the investment strategies used by the fund’s other subadvisers and investment teams. Each subadviser acts independently from the other subadvisers and from the fund’s adviser and uses its own methodology for selecting investments. Under normal market conditions, approximately 30% of the fund’s assets will be managed by ClearBridge Advisors, LLC in its Aggressive Growth strategy, approximately 30% of the fund’s assets will be managed by ClearBridge Advisors, LLC in its Large Cap Growth strategy, approximately 30% of the fund’s assets will be managed by Legg Mason Capital Management, Inc. in its Growth strategy and the remainder of the fund’s assets will be managed by Legg Mason Global Asset Allocation, LLC in a “completion portfolio” that attempts to reduce overall fund tracking error versus the fund’s comparative index. Legg Mason Global Asset Allocation, LLC manages the “completion portfolio” with reference to the portions of the fund’s assets managed by the subadvisers, but acts independently of the subadvisers in managing the “completion portfolio.”

The section titled “Management” of the fund’s Summary Prospectus is deleted and replaced with the following:

Management

Manager: Legg Mason Partners Fund Advisor, LLC

Adviser: Legg Mason Global Asset Allocation, LLC (“LMGAA”)

Subadvisers: ClearBridge Advisors, LLC (“ClearBridge”), Batterymarch Financial Management, Inc. and Legg Mason Capital Management, Inc. (“Legg Mason Capital Management”)

Portfolio managers:

LMGAA “Completion Portfolio”: Steven D. Bleiberg, Y. Wayne Lin and Andrew D. Purdy have been Portfolio Managers of the fund since 2009.

ClearBridge Aggressive Growth strategy: Richard Freeman and Evan Bauman have been Portfolio Managers of the fund since 2009.

ClearBridge Large Cap Growth strategy: Scott Glasser and Peter Bourbeau have been Portfolio Managers of the fund since 2009.

Legg Mason Capital Management Growth strategy: Robert G. Hagstrom, Jr. has been Portfolio Manager of the fund since 2011.

This supplement should be retained with your Summary Prospectus for future reference.

LMFX013327